EQ ADVISORS TRUSTSM

EQ/Fidelity Institutional AMSM Large Cap Portfolio

SUPPLEMENT DATED NOVEMBER 15, 2019 TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2019, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus and Prospectus dated May 1, 2019, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus and Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus and Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York,
New York 10104, or you can view, print, and download these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes to the portfolio managers for EQ/Fidelity Institutional AMSM Large Cap Portfolio.

Effective November 8, 2019, the table in the section of the Summary Prospectus entitled “EQ/Fidelity Institutional AMSM Large Cap Portfolio — Class IB and K Shares — Who Manages the Portfolio — Sub-Adviser: FIAM LLC” is amended to add the following:

Name	Title	Date Began Managing the Portfolio
Jody Simes	Co-Manager (materials sector) of FIAM	November 8, 2019

Effective November 8, 2019, the table in the section of the Prospectus entitled “EQ/Fidelity Institutional AMSM Large Cap Portfolio — Who Manages the Portfolio — Sub-Adviser: FIAM LLC” is amended to add the following:

Name	Title	Date Began Managing the Portfolio
Jody Simes	Co-Manager (materials sector) of FIAM	November 8, 2019

Effective November 8, 2019, the section of the Prospectus entitled “Management of the Trust — The
Sub-Advisers — FIAM LLC” is amended to include the following information:

Jody Simes is a portfolio manager in the Equity Division at Fidelity Investments. Since joining Fidelity in 1993, Mr. Simes has worked as a fixed income trader, a research analyst and portfolio manager.